Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS SECOND QUARTER 2017 DILUTED AND ADJUSTED EPS OF $0.50

•	AUM of $60.4 billion, an increase of 2.9% from June 30, 2016 and an increase of 3.3% from March 31, 2017

•	Net inflows of $1.3 billion; annualized organic growth rate of 9.1%

•	Operating margin of 40.3%
NEW YORK, NY, July 19, 2017—Cohen & Steers, Inc. (NYSE: CNS) reported earnings of $0.50 per diluted share for the quarter ended June 30, 2017, compared with $0.53 per diluted share for the quarter ended June 30, 2016 and $0.49 per diluted share for the quarter ended March 31, 2017. Adjusted earnings per diluted share were $0.50 for the quarter ended June 30, 2017, compared with $0.46 per diluted share for the quarter ended June 30, 2016 and $0.47 per diluted share for the quarter ended March 31, 2017.
Financial Highlights (Unaudited)

For the Periods
(in thousands, except percentages and per share data)	Three Months Ended
	June 30, 2017	March 31, 2017	June 30, 2016
U.S. GAAP
Revenue	$92,812	$89,686	$86,373
Expenses	$55,455	$54,158	$52,242
Operating income	$37,357	$35,528	$34,131
Operating margin	40.3%	39.6%	39.5%
Non-operating income	$261	$227	$4,466
Net income attributable to common stockholders	$23,474	$22,985	$24,808
Diluted earnings per share	$0.50	$0.49	$0.53

As Adjusted (1)
Net income attributable to common stockholders	$23,415	$21,916	$21,315
Diluted earnings per share	$0.50	$0.47	$0.46
_______________________

(1)
The ”As Adjusted” financial measures represent non-GAAP financial measures. Please refer to the “Non-GAAP Reconciliation” on pages 17-18 of this release for a reconciliation to the most directly comparable U.S. GAAP financial measures.

U.S. GAAP
This section discusses the financial results of the Company as presented in accordance with U.S. GAAP.
Revenue
Revenue for the second quarter of 2017 was $92.8 million, an increase of $3.1 million from $89.7 million for the first quarter of 2017. Higher average assets under management and one more day in the quarter resulted in the following changes in investment advisory and administration fees:

•	Institutional account revenue increased $291,000 to $24.9 million;

•	Open-end fund revenue increased $2.1 million to $40.4 million; and

•	Closed-end fund revenue increased $632,000 to $19.6 million.
Expenses
Expenses for the second quarter of 2017 were $55.5 million, an increase of $1.3 million from $54.2 million for the first quarter of 2017. The change was primarily due to:

•	Higher employee compensation and benefits of $1.0 million, primarily due to higher incentive compensation which increased consistent with revenue growth; and

•	Increased distribution and service fees of $377,000, primarily due to higher average assets under management in U.S. open-end funds.
Operating Margin
Operating margin was 40.3% for the second quarter of 2017, compared with 39.6% for the first quarter of 2017.
Non-operating Income
Non-operating income for the second quarter of 2017 was $261,000, compared with $227,000 for the first quarter of 2017. Non-operating income includes interest earned on corporate cash, results from seed investments, as well as gains and losses associated with forward currency contracts used to hedge certain non-U.S. dollar investment advisory fees receivable.
Income Taxes
The effective tax rate for the second quarter of 2017 was 38.4%, compared with 35.8% for the first quarter of 2017. The first quarter of 2017 included tax benefits related to discrete items recorded in the quarter.

As Adjusted
The term “As Adjusted” is used to identify non-GAAP financial information in the discussion below and excludes the financial results associated with the Company’s seed investments and the related tax effect as well as discrete tax items, if any. Please refer to the “Non-GAAP Reconciliation” on pages 17-18 of this release for a reconciliation to the most directly comparable U.S. GAAP financial measures.
Non-Operating Income
Non-operating income, as adjusted, for the quarter ended June 30, 2017 was $325,000, compared with non-operating loss, as adjusted, of $167,000 for the quarter ended March 31, 2017. The change was primarily due to net gains associated with forward currency contracts used to hedge certain non-U.S. dollar investment advisory fees receivable and higher interest earned on corporate cash.
Assets Under Management Highlights (Unaudited)
June 30, 2017 Compared with March 31, 2017

(in millions)	Assets Under Management
	As of
By Investment Vehicle	June 30, 2017	March 31, 2017	% Change
Institutional accounts	$29,457	$28,935	1.8%
Open-end funds	21,613	20,361	6.1%
Closed-end funds	9,367	9,218	1.6%
Total	$60,437	$58,514	3.3%

By Investment Strategy
U.S. real estate	$28,896	$28,719	0.6%
Preferred securities	11,749	10,560	11.3%
Global/international real estate	10,121	9,785	3.4%
Global listed infrastructure	6,394	6,204	3.1%
Other	3,277	3,246	1.0%
Total	$60,437	$58,514	3.3%
Assets under management were $60.4 billion as of June 30, 2017, an increase of $1.9 billion from $58.5 billion at March 31, 2017. The increase from March 31, 2017 was attributable to net inflows of $1.3 billion and market appreciation of $1.8 billion, partially offset by distributions of $1.2 billion.

Institutional Accounts
Assets under management in institutional accounts were $29.5 billion as of June 30, 2017, an increase of 1.8% from $28.9 billion at March 31, 2017. The change from March 31, 2017 was due to the following:

•
Net inflows of $329 million from Japan subadvised accounts, including $380 million into U.S. real estate, partially offset by net outflows of $30 million from preferred securities and $16 million from global/international real estate;

•	Distributions from Japan subadvised accounts of $849 million, including $807 million from U.S. real estate;

•	Net outflows of $8 million from subadvised accounts excluding Japan;

•	Net inflows of $122 million from advised accounts, including $191 million into preferred securities, partially offset by net outflows of $87 million from U.S. real estate;

•	Market appreciation of $881 million, including $413 million from global/international real estate and $323 million from U.S. real estate; and

•	Net transfers of $47 million into institutional advised accounts from open-end funds.
Open-end Funds
Assets under management in open-end funds were $21.6 billion as of June 30, 2017, an increase of 6.1% from $20.4 billion at March 31, 2017. The change from March 31, 2017 was due to the following:

•	Net inflows of $887 million, including $747 million into preferred securities and $188 million into U.S. real estate, partially offset by $61 million from global/international real estate;

•	Market appreciation of $674 million, including $288 million from preferred securities and $281 million from U.S. real estate;

•	Distributions of $262 million, including $130 million from U.S. real estate and $96 million from preferred securities; and

•	Net transfers of $47 million from open-end funds into institutional advised accounts.
Closed-end Funds
Assets under management in closed-end funds were $9.4 billion as of June 30, 2017, an increase of 1.6% from $9.2 billion at March 31, 2017. The increase from March 31, 2017 was due to market appreciation of $271 million, partially offset by distributions of $122 million.

Investment Performance as of June 30, 2017

(1)
Past performance is no guarantee of future results. Outperformance is determined by annualized investment performance of all accounts in each investment strategy measured gross of fees and net of withholding taxes in comparison to performance of each account’s reference benchmark measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

(2)
© 2017 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period as of June 30, 2017. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of June 30, 2017, cash, cash equivalents and seed investments were $242 million. As of June 30, 2017, stockholders’ equity was $290 million and the Company had no debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, July 20, 2017 at 9:00 a.m. (ET) to discuss the Company’s second quarter results. Investors and analysts can access the live conference call by dialing 800-681-8612 (U.S.) or +1-303-223-2689 (international); passcode: 21854991. Participants should plan to register at least 10 minutes before the conference call begins. The presentation that will be reviewed as part of the conference call is available on the Company’s website at www.cohenandsteers.com under “Company - Press Releases.”

A replay of the call will be available for two weeks starting at approximately 11:00 a.m. (ET) on July 20, 2017 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 21854991. Internet access to the webcast, which includes audio (listen-only), will be available on the Company’s website at www.cohenandsteers.com under “Company - Investor Relations.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a global investment manager specializing in liquid real assets, including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Hong Kong, Tokyo and Seattle.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect management’s current views with respect to, among other things, the Company’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The Company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the Form 10-K), which is accessible on the Securities and Exchange Commission’s website at www.sec.gov and on the Company’s website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s Form 10-K and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods
(in thousands, except per share data)

	Three Months Ended			% Change From
	June 30, 2017	March 31, 2017	June 30, 2016	March 31, 2017	June 30, 2016
Revenue
Investment advisory and administration fees	$84,893	$81,903	$79,090
Distribution and service fees	5,104	5,046	4,671
Portfolio consulting and other	2,815	2,737	2,612
Total revenue	92,812	89,686	86,373	3.5%	7.5%
Expenses
Employee compensation and benefits	30,412	29,383	28,287
Distribution and service fees	10,157	9,780	9,773
General and administrative	13,059	12,930	12,489
Depreciation and amortization	1,827	2,065	1,693
Total expenses	55,455	54,158	52,242	2.4%	6.2%
Operating income	37,357	35,528	34,131	5.1%	9.5%
Non-operating income (loss)
Interest and dividend income—net	786	499	558
Gains (losses) from seed investments—net	(194)	19	3,815
Other gains (losses)—net	(331)	(291)	93
Total non-operating income (loss)	261	227	4,466	15.0%	(94.2%)
Income before provision for income taxes	37,618	35,755	38,597	5.2%	(2.5%)
Provision for income taxes	14,620	12,811	13,676
Net income	22,998	22,944	24,921	0.2%	(7.7%)
Less: Net (income) loss attributable to redeemable noncontrolling interest	476	41	(113)
Net income attributable to common stockholders	$23,474	$22,985	$24,808	2.1%	(5.4%)

Earnings per share attributable to common stockholders
Basic	$0.51	$0.50	$0.54	1.8%	(6.2%)
Diluted	$0.50	$0.49	$0.53	1.5%	(6.4%)

Dividends declared per share
Quarterly	$0.28	$0.28	$0.26	—	7.7%

Weighted average shares outstanding
Basic	46,373	46,243	45,984
Diluted	46,902	46,603	46,378

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods
(in thousands, except per share data)

	Six Months Ended
	June 30, 2017	June 30, 2016	% Change
Revenue
Investment advisory and administration fees	$166,796	$152,178
Distribution and service fees	10,150	8,904
Portfolio consulting and other	5,552	4,972
Total revenue	182,498	166,054	9.9%
Expenses
Employee compensation and benefits	59,795	56,327
Distribution and service fees	19,937	18,475
General and administrative	25,989	25,224
Depreciation and amortization	3,892	3,590
Total expenses	109,613	103,616	5.8%
Operating income	72,885	62,438	16.7%
Non-operating income (loss)
Interest and dividend income—net	1,285	1,100
Gains (losses) from seed investments—net	(175)	4,005
Other gains (losses)—net	(622)	4
Total non-operating income (loss)	488	5,109	(90.4%)
Income before provision for income taxes	73,373	67,547	8.6%
Provision for income taxes	27,431	24,759
Net income	45,942	42,788	7.4%
Less: Net (income) loss attributable to redeemable noncontrolling interest	517	103
Net income attributable to common stockholders	$46,459	$42,891	8.3%

Earnings per share attributable to common stockholders
Basic	$1.00	$0.93	7.4%
Diluted	$0.99	$0.93	7.2%

Dividends declared per share
Quarterly	$0.56	$0.52	7.7%

Weighted average shares outstanding
Basic	46,308	45,896
Diluted	46,753	46,287

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods
(in millions)
	Three Months Ended			% Change From
	June 30, 2017	March 31, 2017	June 30, 2016	March 31, 2017	June 30, 2016
Institutional Accounts
Assets under management, beginning of period	$28,935	$28,659	$27,857
Inflows	1,031	844	1,626
Outflows	(588)	(529)	(487)
Net inflows (outflows)	443	315	1,139
Market appreciation (depreciation)	881	643	1,337
Distributions	(849)	(811)	(752)
Transfers	47	129	—
Total increase (decrease)	522	276	1,724
Assets under management, end of period	$29,457	$28,935	$29,581	1.8%	(0.4%)
Percentage of total assets under management	48.7%	49.4%	50.4%
Average assets under management for period	$29,219	$29,019	$28,057	0.7%	4.1%

Open-end Funds
Assets under management, beginning of period	$20,361	$19,576	$18,146
Inflows	2,435	2,316	2,393
Outflows	(1,548)	(1,726)	(1,242)
Net inflows (outflows)	887	590	1,151
Market appreciation (depreciation)	674	498	855
Distributions	(262)	(174)	(375)
Transfers	(47)	(129)	—
Total increase (decrease)	1,252	785	1,631
Assets under management, end of period	$21,613	$20,361	$19,777	6.1%	9.3%
Percentage of total assets under management	35.8%	34.8%	33.7%
Average assets under management for period	$21,093	$20,122	$18,692	4.8%	12.8%

Closed-end Funds
Assets under management, beginning of period	$9,218	$8,963	$9,056
Inflows	—	—	—
Outflows	—	—	—
Net inflows (outflows)	—	—	—
Market appreciation (depreciation)	271	377	458
Distributions	(122)	(122)	(123)
Total increase (decrease)	149	255	335
Assets under management, end of period	$9,367	$9,218	$9,391	1.6%	(0.3%)
Percentage of total assets under management	15.5%	15.8%	16.0%
Average assets under management for period	$9,345	$9,149	$9,160	2.1%	2.0%

Total
Assets under management, beginning of period	$58,514	$57,198	$55,059
Inflows	3,466	3,160	4,019
Outflows	(2,136)	(2,255)	(1,729)
Net inflows (outflows)	1,330	905	2,290
Market appreciation (depreciation)	1,826	1,518	2,650
Distributions	(1,233)	(1,107)	(1,250)
Total increase (decrease)	1,923	1,316	3,690
Assets under management, end of period	$60,437	$58,514	$58,749	3.3%	2.9%
Average assets under management for period	$59,657	$58,290	$55,909	2.3%	6.7%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods
(in millions)
	Six Months Ended
	June 30, 2017	June 30, 2016	% Change
Institutional Accounts
Assets under management, beginning of period	$28,659	$26,105
Inflows	1,875	3,398
Outflows	(1,117)	(1,069)
Net inflows (outflows)	758	2,329
Market appreciation (depreciation)	1,524	2,552
Distributions	(1,660)	(1,405)
Transfers	176	—
Total increase (decrease)	798	3,476
Assets under management, end of period	$29,457	$29,581	(0.4%)
Percentage of total assets under management	48.7%	50.4%
Average assets under management for period	$29,120	$26,916	8.2%

Open-end Funds
Assets under management, beginning of period	$19,576	$17,460
Inflows	4,751	4,415
Outflows	(3,274)	(2,940)
Net inflows (outflows)	1,477	1,475
Market appreciation (depreciation)	1,172	1,350
Distributions	(436)	(508)
Transfers	(176)	—
Total increase (decrease)	2,037	2,317
Assets under management, end of period	$21,613	$19,777	9.3%
Percentage of total assets under management	35.8%	33.7%
Average assets under management for period	$20,610	$17,895	15.2%

Closed-end Funds
Assets under management, beginning of period	$8,963	$9,029
Inflows	—	—
Outflows	—	(86)
Net inflows (outflows)	—	(86)
Market appreciation (depreciation)	648	693
Distributions	(244)	(245)
Total increase (decrease)	404	362
Assets under management, end of period	$9,367	$9,391	(0.3%)
Percentage of total assets under management	15.5%	16.0%
Average assets under management for period	$9,248	$8,952	3.3%

Total
Assets under management, beginning of period	$57,198	$52,594
Inflows	6,626	7,813
Outflows	(4,391)	(4,095)
Net inflows (outflows)	2,235	3,718
Market appreciation (depreciation)	3,344	4,595
Distributions	(2,340)	(2,158)
Total increase (decrease)	3,239	6,155
Assets under management, end of period	$60,437	$58,749	2.9%
Average assets under management for period	$58,978	$53,763	9.7%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Account Type
For the Periods
(in millions)
	Three Months Ended			% Change From
	June 30, 2017	March 31, 2017	June 30, 2016	March 31, 2017	June 30, 2016
Japan Subadvisory
Assets under management, beginning of period	$13,390	$13,699	$13,998
Inflows	582	411	874
Outflows	(253)	(105)	(33)
Net inflows (outflows)	329	306	841
Market appreciation (depreciation)	357	196	765
Distributions	(849)	(811)	(752)
Total increase (decrease)	(163)	(309)	854
Assets under management, end of period	$13,227	$13,390	$14,852	(1.2%)	(10.9%)
Percentage of institutional assets under management	44.9%	46.3%	50.2%
Average assets under management for period	$13,271	$13,507	$13,963	(1.7%)	(5.0%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$6,128	$5,892	$5,584
Inflows	168	185	162
Outflows	(176)	(143)	(191)
Net inflows (outflows)	(8)	42	(29)
Market appreciation (depreciation)	236	194	227
Total increase (decrease)	228	236	198
Assets under management, end of period	$6,356	$6,128	$5,782	3.7%	9.9%
Percentage of institutional assets under management	21.6%	21.2%	19.5%
Average assets under management for period	$6,276	$6,041	$5,635	3.9%	11.4%

Advisory
Assets under management, beginning of period	$9,417	$9,068	$8,275
Inflows	281	248	590
Outflows	(159)	(281)	(263)
Net inflows (outflows)	122	(33)	327
Market appreciation (depreciation)	288	253	345
Transfers	47	129	—
Total increase (decrease)	457	349	672
Assets under management, end of period	$9,874	$9,417	$8,947	4.9%	10.4%
Percentage of institutional assets under management	33.5%	32.5%	30.2%
Average assets under management for period	$9,672	$9,471	$8,459	2.1%	14.3%

Total Institutional Accounts
Assets under management, beginning of period	$28,935	$28,659	$27,857
Inflows	1,031	844	1,626
Outflows	(588)	(529)	(487)
Net inflows (outflows)	443	315	1,139
Market appreciation (depreciation)	881	643	1,337
Distributions	(849)	(811)	(752)
Transfers	47	129	—
Total increase (decrease)	522	276	1,724
Assets under management, end of period	$29,457	$28,935	$29,581	1.8%	(0.4%)
Average assets under management for period	$29,219	$29,019	$28,057	0.7%	4.1%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Account Type
For the Periods
(in millions)
	Six Months Ended
	June 30, 2017	June 30, 2016	% Change
Japan Subadvisory
Assets under management, beginning of period	$13,699	$13,112
Inflows	993	1,774
Outflows	(358)	(69)
Net inflows (outflows)	635	1,705
Market appreciation (depreciation)	553	1,440
Distributions	(1,660)	(1,405)
Total increase (decrease)	(472)	1,740
Assets under management, end of period	$13,227	$14,852	(10.9%)
Percentage of institutional assets under management	44.9%	50.2%
Average assets under management for period	$13,388	$13,406	(0.1%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,892	$5,428
Inflows	353	335
Outflows	(319)	(415)
Net inflows (outflows)	34	(80)
Market appreciation (depreciation)	430	434
Total increase (decrease)	464	354
Assets under management, end of period	$6,356	$5,782	9.9%
Percentage of institutional assets under management	21.6%	19.5%
Average assets under management for period	$6,159	$5,422	13.6%

Advisory
Assets under management, beginning of period	$9,068	$7,565
Inflows	529	1,289
Outflows	(440)	(585)
Net inflows (outflows)	89	704
Market appreciation (depreciation)	541	678
Transfers	176	—
Total increase (decrease)	806	1,382
Assets under management, end of period	$9,874	$8,947	10.4%
Percentage of institutional assets under management	33.5%	30.2%
Average assets under management for period	$9,573	$8,088	18.4%

Total Institutional Accounts
Assets under management, beginning of period	$28,659	$26,105
Inflows	1,875	3,398
Outflows	(1,117)	(1,069)
Net inflows (outflows)	758	2,329
Market appreciation (depreciation)	1,524	2,552
Distributions	(1,660)	(1,405)
Transfers	176	—
Total increase (decrease)	798	3,476
Assets under management, end of period	$29,457	$29,581	(0.4%)
Average assets under management for period	$29,120	$26,916	8.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods
(in millions)
	Three Months Ended			% Change From
	June 30, 2017	March 31, 2017	June 30, 2016	March 31, 2017	June 30, 2016
U.S. Real Estate
Assets under management, beginning of period	$28,719	$28,927	$29,069
Inflows	1,605	1,441	2,050
Outflows	(1,132)	(1,157)	(800)
Net inflows (outflows)	473	284	1,250
Market appreciation (depreciation)	682	398	1,677
Distributions	(978)	(890)	(1,015)
Total increase (decrease)	177	(208)	1,912
Assets under management, end of period	$28,896	$28,719	$30,981	0.6%	(6.7%)
Percentage of total assets under management	47.8%	49.1%	52.7%
Average assets under management for period	$28,898	$28,943	$29,266	(0.2%)	(1.3%)

Preferred Securities
Assets under management, beginning of period	$10,560	$9,880	$8,099
Inflows	1,430	1,099	1,157
Outflows	(535)	(686)	(351)
Net inflows (outflows)	895	413	806
Market appreciation (depreciation)	420	389	288
Distributions	(126)	(122)	(111)
Total increase (decrease)	1,189	680	983
Assets under management, end of period	$11,749	$10,560	$9,082	11.3%	29.4%
Percentage of total assets under management	19.4%	18.0%	15.5%
Average assets under management for period	$11,125	$10,224	$8,572	8.8%	29.8%

Global/International Real Estate
Assets under management, beginning of period	$9,785	$9,403	$10,152
Inflows	225	389	185
Outflows	(341)	(200)	(490)
Net inflows (outflows)	(116)	189	(305)
Market appreciation (depreciation)	516	234	203
Distributions	(64)	(41)	(66)
Total increase (decrease)	336	382	(168)
Assets under management, end of period	$10,121	$9,785	$9,984	3.4%	1.4%
Percentage of total assets under management	16.7%	16.7%	17.0%
Average assets under management for period	$10,022	$9,909	$9,903	1.1%	1.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods
(in millions)
	Three Months Ended			% Change From
	June 30, 2017	March 31, 2017	June 30, 2016	March 31, 2017	June 30, 2016
Global Listed Infrastructure
Assets under management, beginning of period	$6,204	$5,697	$5,272
Inflows	121	157	245
Outflows	(88)	(41)	(49)
Net inflows (outflows)	33	116	196
Market appreciation (depreciation)	202	433	337
Distributions	(45)	(42)	(45)
Total increase (decrease)	190	507	488
Assets under management, end of period	$6,394	$6,204	$5,760	3.1%	11.0%
Percentage of total assets under management	10.6%	10.6%	9.8%
Average assets under management for period	$6,347	$5,927	$5,486	7.1%	15.7%

Other
Assets under management, beginning of period	$3,246	$3,291	$2,467
Inflows	85	74	382
Outflows	(40)	(171)	(39)
Net inflows (outflows)	45	(97)	343
Market appreciation (depreciation)	6	64	145
Distributions	(20)	(12)	(13)
Total increase (decrease)	31	(45)	475
Assets under management, end of period	$3,277	$3,246	$2,942	1.0%	11.4%
Percentage of total assets under management	5.4%	5.5%	5.0%
Average assets under management for period	$3,265	$3,287	$2,682	(0.7%)	21.7%

Total
Assets under management, beginning of period	$58,514	$57,198	$55,059
Inflows	3,466	3,160	4,019
Outflows	(2,136)	(2,255)	(1,729)
Net inflows (outflows)	1,330	905	2,290
Market appreciation (depreciation)	1,826	1,518	2,650
Distributions	(1,233)	(1,107)	(1,250)
Total increase (decrease)	1,923	1,316	3,690
Assets under management, end of period	$60,437	$58,514	$58,749	3.3%	2.9%
Average assets under management for period	$59,657	$58,290	$55,909	2.3%	6.7%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods
(in millions)
	Six Months Ended
	June 30, 2017	June 30, 2016	% Change
U.S. Real Estate
Assets under management, beginning of period	$28,927	$27,814
Inflows	3,046	3,789
Outflows	(2,289)	(1,804)
Net inflows (outflows)	757	1,985
Market appreciation (depreciation)	1,080	2,904
Distributions	(1,868)	(1,722)
Total increase (decrease)	(31)	3,167
Assets under management, end of period	$28,896	$30,981	(6.7%)
Percentage of total assets under management	47.8%	52.7%
Average assets under management for period	$28,921	$28,128	2.8%

Preferred Securities
Assets under management, beginning of period	$9,880	$7,705
Inflows	2,529	2,292
Outflows	(1,221)	(1,012)
Net inflows (outflows)	1,308	1,280
Market appreciation (depreciation)	809	313
Distributions	(248)	(216)
Total increase (decrease)	1,869	1,377
Assets under management, end of period	$11,749	$9,082	29.4%
Percentage of total assets under management	19.4%	15.5%
Average assets under management for period	$10,677	$8,185	30.4%

Global/International Real Estate
Assets under management, beginning of period	$9,403	$9,476
Inflows	614	962
Outflows	(541)	(958)
Net inflows (outflows)	73	4
Market appreciation (depreciation)	750	612
Distributions	(105)	(108)
Total increase (decrease)	718	508
Assets under management, end of period	$10,121	$9,984	1.4%
Percentage of total assets under management	16.7%	17.0%
Average assets under management for period	$9,966	$9,673	3.0%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods
(in millions)
	Six Months Ended
	June 30, 2017	June 30, 2016	% Change
Global Listed Infrastructure
Assets under management, beginning of period	$5,697	$5,147
Inflows	278	336
Outflows	(129)	(227)
Net inflows (outflows)	149	109
Market appreciation (depreciation)	635	590
Distributions	(87)	(86)
Total increase (decrease)	697	613
Assets under management, end of period	$6,394	$5,760	11.0%
Percentage of total assets under management	10.6%	9.8%
Average assets under management for period	$6,139	$5,244	17.1%

Other
Assets under management, beginning of period	$3,291	$2,452
Inflows	159	434
Outflows	(211)	(94)
Net inflows (outflows)	(52)	340
Market appreciation (depreciation)	70	176
Distributions	(32)	(26)
Total increase (decrease)	(14)	490
Assets under management, end of period	$3,277	$2,942	11.4%
Percentage of total assets under management	5.4%	5.0%
Average assets under management for period	$3,275	$2,533	29.3%

Total
Assets under management, beginning of period	$57,198	$52,594
Inflows	6,626	7,813
Outflows	(4,391)	(4,095)
Net inflows (outflows)	2,235	3,718
Market appreciation (depreciation)	3,344	4,595
Distributions	(2,340)	(2,158)
Total increase (decrease)	3,239	6,155
Assets under management, end of period	$60,437	$58,749	2.9%
Average assets under management for period	$58,978	$53,763	9.7%

Non-GAAP Reconciliation
Management believes that use of the following non-GAAP financial measures enhances the evaluation of the Company’s results, as they provide greater transparency into the Company's operating performance. In addition, these non-GAAP financial measures are used to prepare the Company's internal management reports and are used by management in evaluating the Company's business.
While management believes that this non-GAAP financial information is useful in evaluating the Company's results and operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.
Reconciliation of U.S. GAAP Net Income Attributable to Common Stockholders and U.S. GAAP Earnings per Share to Net Income Attributable to Common Stockholders, As Adjusted, and Earnings per Share, As Adjusted

For the Periods

(in thousands, except per share data)	Three Months Ended
	June 30, 2017		March 31, 2017		June 30, 2016
Net income attributable to common stockholders, U.S. GAAP	$23,474		$22,985		$24,808
Deconsolidation (1)	$(264)		$(312)		$(965)
Results from seed investments (2)	$(64)		$(68)		$(3,140)
General and administrative (3)	$—		$(68)		$—
Tax adjustments (4)	$269		$(621)		$612
Net income attributable to common stockholders, as adjusted	$23,415		$21,916		$21,315

Diluted weighted average shares outstanding	46,902		46,603		46,378
Diluted earnings per share, U.S. GAAP	$0.50		$0.49		$0.53
Deconsolidation (1)	$(0.01)		$(0.01)		$(0.02)
Results from seed investments (2)	$—	*	$—	*	$(0.06)
General and administrative (3)	$—		$—	*	$—
Tax adjustments (4)	$0.01		$(0.01)		$0.01
Diluted earnings per share, as adjusted	$0.50		$0.47		$0.46
_________________________

(1)	Represents amounts related to deconsolidation of seed investments in Company-sponsored funds.

(2)
Represents dividend income and realized gains (losses) on the Company’s seed investments classified as available-for-sale, and the Company’s proportionate share of the results of operations of seed investments classified as equity method investments, including realized and unrealized gains (losses).

(3)	Represents refund of foreign withholding tax.

(4)	Represents the tax impact of non-GAAP adjustments and tax associated with discrete items recorded in each of the periods presented, if any.

*	Amounts round to less than $0.01 per share.

Reconciliation of U.S. GAAP Operating Income and U.S. GAAP Operating Margin to Operating Income, As Adjusted, and Operating Margin, As Adjusted

For the Periods

(in thousands, except percentages)	Three Months Ended
	June 30, 2017	March 31, 2017	June 30, 2016
Revenue, U.S. GAAP	$92,812	$89,686	$86,373
Deconsolidation (1)	$50	$32	$30
Revenue, as adjusted	$92,862	$89,718	$86,403

Expenses, U.S. GAAP	$55,455	$54,158	$52,242
Deconsolidation (1)	$(34)	$(23)	$(22)
General and administrative (2)	$—	$68	$—
Expenses, as adjusted	$55,421	$54,203	$52,220

Operating income, U.S. GAAP	$37,357	$35,528	$34,131
Deconsolidation (1)	$84	$55	$52
General and administrative (2)	$—	$(68)	$—
Operating income, as adjusted	$37,441	$35,515	$34,183

Operating margin, U.S. GAAP	40.3%	39.6%	39.5%
Operating margin, as adjusted	40.3%	39.6%	39.6%

Reconciliation of U.S. GAAP Non-operating Income (Loss) to Non-operating Income (Loss), As Adjusted

For the Periods

(in thousands)	Three Months Ended
	June 30, 2017	March 31, 2017	June 30, 2016
Non-operating income (loss), U.S. GAAP	$261	$227	$4,466
Deconsolidation (1)	$128	$(326)	$(1,130)
Results from seed investments (3)	$(64)	$(68)	$(3,140)
Non-operating income (loss), as adjusted	$325	$(167)	$196
_________________________

(1)	Represents amounts related to deconsolidation of seed investments in Company-sponsored funds.

(2)	Represents refund of foreign withholding tax.

(3)
Represents dividend income and realized gains (losses) on the Company’s seed investments classified as available-for-sale, and the Company’s proportionate share of the results of operations of seed investments classified as equity method investments, including realized and unrealized gains (losses).